Exhibit 99.1

News release for immediate release

Contact information:
Heather J. Wietzel, Vice President, Investor Relations
217-788-5144 | investorrelations@horacemann.com

Horace Mann announces preliminary fourth-quarter 2022 Property & Casualty segment results
Significant impact from late-in-quarter severe weather and recognition of continued elevated industry-wide loss costs offsetting benefits of education market focus, sales momentum and business diversification

SPRINGFIELD, Ill., Jan. 24, 2023 — Horace Mann Educators Corporation (NYSE:HMN) today announced it expects a fourth-quarter Property & Casualty segment loss between $25 million and $29 million, after tax, including losses related to the severe weather across most of the country in late December.
“Winter Storm Elliott, which spanned more than 30 states between December 21-25, resulted in approximately $8 million, pretax, in property losses,” said President and CEO Marita Zuraitis. “In addition, the widespread ice and extremely low temperatures in the later part of the quarter were a factor in auto losses.
“Industry-wide, property and casualty loss trends are emerging that are higher than our previous assumptions,” Zuraitis added. “Social and economic inflation continues to impact new claims, including the claims related to winter weather, as well as those from earlier periods that remain open. As a result, we will also be adding approximately $14 million, pretax, to Property & Casualty prior-year reserves and approximately $5 million to reserves for the first three quarters of 2022. In addition, we are accelerating our already aggressive plan for rate increases in both auto and property, along with implementing additional non-rate underwriting actions, so we can remain on track to our longer-term profitability targets for this business.
“The external events that impacted results in 2022 do not detract from our unwavering commitment to educators and to the achievement of our long-term financial objectives,” noted Zuraitis. “Horace Mann continues to leverage its leadership position in the education market. Fourth-quarter results will reflect the ongoing value of our business diversification, along with top-line sales momentum that supports our ability to resume our trajectory to a double-digit return on equity.”
Fourth-quarter and year-end 2022 investor call
Horace Mann plans to release its fourth-quarter and full-year 2022 results on Feb. 7, after the market closes. At that time, the quarterly news release, investor supplement and investor presentation will be available on the company’s website at investors.horacemann.com.
Management will host a conference call to discuss the financial results on Feb. 8 at 12 p.m. Eastern Time. Investors can access the call webcast via the Events page of the company’s investor site or by dialing 844-735-3325. For the webcast, please log on to the site several minutes in advance to register and download any required audio software. On-demand replay will be available later that day.

About Horace Mann
Horace Mann Educators Corporation is the largest financial services company focused on helping America’s educators and others who serve the community achieve lifelong financial success. The company offers individual and group insurance and financial solutions tailored to the needs of the educator community. Founded by Educators for Educators® in 1945, the company is headquartered in Springfield, Illinois. For more information, visit horacemann.com.
Safe Harbor Statement
Certain statements included in this news release, including those regarding our earnings outlook, expected catastrophe losses, our investment strategies, our plans to implement additional rate actions, our plans relating to share repurchases and dividends, our efforts to enhance customer experience and expand our products and solutions to more educators, our strategies to create sustainable long-term growth and double-digit ROEs, our strategy to achieve a larger share of the education market, and other business strategies, constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are made based on management’s current expectations and beliefs concerning future developments and their potential effects upon Horace Mann and its subsidiaries. Horace Mann cautions investors that such statements are subject to risks and uncertainties, many of which are difficult to predict and generally beyond Horace Mann’s control, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking statements included in this document. Certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements can be found in the “Risk Factors” and “Forward-Looking Information” sections included in Horace Mann’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. The forward-looking statements herein are subject to the risk, among others, that we will be unable to execute our strategy because of market or competitive conditions or other factors. Horace Mann does not undertake to update any particular forward-looking statement included in this document if we later become aware that such statement is not likely to be achieved.

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